Fourth Quarter 2019
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity and pro forma adjusted return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2019				2018
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Statement of Income Data
Total interest income	$71,643	$73,242	$71,719	$65,933	$63,068
Total interest expense	13,951	14,937	14,696	12,917	11,701
Net interest income	57,692	58,305	57,023	53,016	51,367
Provision for loan losses	2,950	1,831	881	1,391	2,200
Total noninterest income	35,234	38,145	32,979	29,039	27,249
Total noninterest expense	62,686	62,935	64,119	55,101	53,736
Net income before income taxes	27,290	31,684	25,002	25,563	22,680
Income tax expense	5,718	7,718	6,314	5,975	5,640
Net income	$21,572	$23,966	$18,688	$19,588	$17,040
Net interest income (tax—equivalent basis)	$58,212	$58,769	$57,488	$53,461	$51,799
Net income, adjusted*	$22,079	$24,267	$22,098	$20,826	$17,336
Per Common Share
Diluted net income	$0.68	$0.76	$0.59	$0.62	$0.54
Diluted net income, adjusted*	0.70	0.77	0.70	0.66	0.55
Book value	24.56	24.08	23.29	22.51	21.87
Tangible book value*	18.55	18.03	17.18	17.73	17.02
Weighted average number of shares outstanding- fully diluted	31,470,565	31,425,573	31,378,018	31,349,198	31,344,949
Period-end number of shares	31,034,315	30,927,664	30,865,636	30,852,665	30,724,532
Selected Balance Sheet Data
Cash and cash equivalents	$232,681	$242,997	$164,336	$195,414	$125,356
Loans held for investment (HFI)	4,409,642	4,345,344	4,289,516	3,786,791	3,667,511
Allowance for loan losses	(31,139)	(31,464)	(30,138)	(29,814)	(28,932)
Loans held for sale	262,518	305,493	294,699	248,054	278,815
Investment securities, at fair value	691,676	671,781	678,457	670,835	658,805
Other real estate owned, net	18,939	16,076	15,521	12,828	12,643
Total assets	6,124,921	6,088,895	5,940,402	5,335,156	5,136,764
Customer deposits	4,914,587	4,896,327	4,812,962	4,242,349	4,068,610
Brokered and internet time deposits	20,351	25,436	29,864	60,842	103,107
Total deposits	4,934,938	4,921,763	4,842,826	4,303,191	4,171,717
Borrowings	304,675	307,129	257,299	229,178	227,776
Total shareholders' equity	762,329	744,835	718,759	694,577	671,857
Selected Ratios
Return on average:
Assets	1.39%	1.59%	1.30%	1.54%	1.35%
Shareholders' equity	11.2%	13.0%	10.6%	11.6%	10.3%
Tangible common equity*	14.9%	17.5%	14.4%	14.8%	13.3%
Average shareholders' equity to average assets	12.4%	12.2%	12.3%	13.2%	13.2%
Net interest margin (NIM) (tax-equivalent basis)	4.12%	4.28%	4.39%	4.61%	4.50%
Efficiency ratio (GAAP)	67.5%	65.3%	71.2%	67.2%	68.4%
Core efficiency ratio (tax-equivalent basis)*	66.5%	64.5%	65.9%	64.9%	67.5%
Loans HFI to deposit ratio	89.4%	88.3%	88.6%	88.0%	87.9%
Total loans to deposit ratio	94.7%	94.5%	94.7%	93.8%	94.6%
Yield on interest-earning assets	5.11%	5.37%	5.52%	5.73%	5.52%
Cost of interest-bearing liabilities	1.38%	1.50%	1.54%	1.52%	1.40%
Cost of total deposits	1.02%	1.11%	1.14%	1.14%	1.03%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans HFI	0.71%	0.72%	0.70%	0.79%	0.79%
Net charge-offs as a percentage of average loans HFI	0.30%	0.05%	0.05%	0.06%	0.06%
Nonperforming loans HFI as a percentage of total loans HFI	0.60%	0.47%	0.43%	0.41%	0.46%
Nonperforming assets as a percentage of total assets	0.77%	0.62%	0.59%	0.57%	0.61%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.4%	12.2%	12.1%	13.0%	13.1%
Tangible common equity to tangible assets*	9.69%	9.45%	9.22%	10.5%	10.5%
Tier 1 capital (to average assets)	10.1%	10.1%	10.0%	11.5%	11.4%
Tier 1 capital (to risk-weighted assets)	11.6%	11.3%	11.0%	12.7%	12.4%
Total capital (to risk-weighted assets)	12.2%	12.0%	11.6%	13.4%	13.0%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	11.1%	10.8%	10.4%	12.0%	11.7%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q4 2019	Q4 2019
						vs.	vs.
	2019				2018	Q3 2019	Q4 2018
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$66,095	$67,639	$66,276	$60,448	$57,875	(2.28)%	14.2%
Interest on securities
Taxable	2,969	3,137	3,548	3,569	3,260	(5.36)%	(8.93)%
Tax-exempt	1,327	1,174	1,160	1,144	1,110	13.0%	19.5%
Other	1,252	1,292	735	772	823	(3.10)%	52.1%
Total interest income	71,643	73,242	71,719	65,933	63,068	(2.18)%	13.6%
Interest expense:
Deposits	12,703	13,522	13,488	11,855	10,703	(6.06)%	18.7%
Borrowings	1,248	1,415	1,208	1,062	998	(11.8)%	25.1%
Total interest expense	13,951	14,937	14,696	12,917	11,701	(6.60)%	19.2%
Net interest income	57,692	58,305	57,023	53,016	51,367	(1.05)%	12.3%
Provision for loan losses	2,950	1,831	881	1,391	2,200	61.1%	34.09%
Net interest income after provision for loan losses	54,742	56,474	56,142	51,625	49,167	(3.07)%	11.3%
Noninterest income:
Mortgage banking income	26,176	29,193	24,526	21,021	18,997	(10.3)%	37.79%
Service charges on deposit accounts	2,657	2,416	2,327	2,079	2,286	9.98%	16.23%
ATM and interchange fees	3,315	3,188	3,002	2,656	2,660	3.98%	24.6%
Investment services and trust income	1,326	1,336	1,287	1,295	1,384	(0.75)%	(4.19)%
(Loss) gain from securities, net	(18)	(20)	52	43	—	(10.0)%	100.0%
Gain (loss) on sales or write-downs of other real estate owned	433	(126)	277	(39)	(56)	(443.7)%	(873.2)%
(Loss) gain from other assets	(156)	44	(183)	191	89	(454.5)%	(275.3)%
Other income	1,501	2,114	1,691	1,793	1,889	(29.00)%	(20.54)%
Total noninterest income	35,234	38,145	32,979	29,039	27,249	(7.63)%	29.3%
Total revenue	92,926	96,450	90,002	82,055	78,616	(3.65)%	18.2%
Noninterest expenses:
Salaries, commissions and employee benefits	39,589	40,880	37,918	33,697	33,286	(3.16)%	18.9%
Occupancy and equipment expense	3,534	4,058	4,319	3,730	3,493	(12.9)%	1.17%
Legal and professional fees	2,074	1,993	1,694	1,725	1,978	4.06%	4.85%
Data processing	2,746	2,816	2,643	2,384	2,365	(2.49)%	16.1%
Merger costs	686	295	3,783	621	401	132.5%	71.1%
Amortization of core deposits and other intangibles	1,159	1,197	1,254	729	753	(3.17)%	53.9%
Advertising	2,072	1,895	2,434	2,737	2,639	9.34%	(21.5)%
Mortgage restructuring expense	—	112	829	1,054	—	(100.0)%	—%
Other expense	10,826	9,689	9,245	8,424	8,821	11.7%	22.7%
Total noninterest expense	62,686	62,935	64,119	55,101	53,736	(0.40)%	16.7%
Income before income taxes	27,290	31,684	25,002	25,563	22,680	(13.9)%	20.3%
Income tax expense	5,718	7,718	6,314	5,975	5,640	(25.9)%	1.38%
Net income	$21,572	$23,966	$18,688	$19,588	$17,040	(10.0)%	26.6%
Earnings available to common shareholders	$21,458	$23,838	$18,588	$19,483	$16,949
Weighted average common shares outstanding:
Basic	30,934,092	30,899,583	30,859,596	30,786,684	30,717,008	0.11%	0.71%
Fully diluted	31,470,565	31,425,573	31,378,018	31,349,198	31,344,949	0.14%	0.40%
Earnings per common share:
Basic	$0.69	$0.77	$0.60	$0.63	$0.55	(10.4)%	25.5%
Fully diluted	0.68	0.76	0.59	0.62	0.54	(10.5)%	25.9%
Fully diluted- adjusted*	0.70	0.77	0.70	0.66	0.55	(9.09)%	27.3%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			YTD 2019
	For the year ended		vs.
	December 31,		YTD 2018
	2019	2018	Percent variance
Interest income:
Interest and fees on loans	$260,458	$221,001	17.9%
Interest on securities
Taxable	13,223	12,397	6.66%
Tax-exempt	4,805	4,047	18.7%
Other	4,051	2,126	90.5%
Total interest income	282,537	239,571	17.9%
Interest expense:
Deposits	51,568	29,536	74.6%
Borrowings	4,933	5,967	(17.3)%
Total interest expense	56,501	35,503	59.1%
Net interest income	226,036	204,068	10.8%
Provision for loan losses	7,053	5,398	30.7%
Net interest income after provision for loan losses	218,983	198,670	10.2%
Noninterest income:
Mortgage banking income	100,916	100,661	0.25%
Service charges on deposit accounts	9,479	8,502	11.5%
ATM and interchange fees	12,161	10,013	21.5%
Investment services and trust income	5,244	5,181	1.22%
Gain (loss) from securities, net	57	(116)	149.1%
Gain (loss) on sales or write-downs of other real estate owned	545	(99)	650.5%
(Loss) gain on other assets	(104)	328	(131.7)%
Other income	7,099	6,172	15.0%
Total noninterest income	135,397	130,642	3.64%
Total revenue	361,433	334,710	7.98%
Noninterest expenses:
Salaries, commissions and employee benefits	152,084	136,892	11.10%
Occupancy and equipment expense	15,641	13,976	11.9%
Legal and professional fees	7,486	7,903	(5.28)%
Data processing	10,589	9,100	16.4%
Merger expense	5,385	1,594	237.8%
Amortization of core deposit and other intangibles	4,339	3,185	36.2%
Advertising	9,138	13,139	(30.5)%
Mortgage restructuring expense	1,995	—	100.0%
Other expense	38,184	37,669	1.37%
Total noninterest expense	244,841	223,458	9.57%
Net income before income taxes	109,539	105,854	3.48%
Income tax expense	25,725	25,618	0.42%
Net income	$83,814	$80,236	4.46%
Earnings available to common shareholders	$83,367	$79,808
Weighted average common shares outstanding:
Basic	30,870,474	30,675,755	0.63%
Fully diluted	31,402,897	31,314,981	0.28%
Earnings per common share:
Basic	$2.70	$2.60	3.85%
Fully diluted	2.65	2.55	3.92%
Fully diluted- adjusted*	2.83	2.61	8.43%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q4 2019	Q4 2019
						vs.	vs.
	2019				2018	Q3 2019	Q4 2018
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$48,806	$31,594	$64,458	$60,253	$38,381	216.1%	27.2%
Federal funds sold	131,119	50,532	9,781	6,600	31,364	632.7%	318.1%
Interest bearing deposits in financial institutions	52,756	160,871	90,097	128,561	55,611	(266.6)%	(5.13)%
Cash and cash equivalents	232,681	242,997	164,336	195,414	125,356	(16.8)%	85.6%
Investments:
Available-for-sale debt securities, at fair value	688,381	668,531	675,215	667,654	655,698	11.8%	4.98%
Equity securities, at fair value	3,295	3,250	3,242	3,181	3,107	5.49%	6.05%
Federal Home Loan Bank stock, at cost	15,976	15,976	15,976	13,432	13,432	—%	18.9%
Loans held for sale, at fair value	262,518	305,493	294,699	248,054	278,815	(55.8)%	(5.85)%
Loans	4,409,642	4,345,344	4,289,516	3,786,791	3,667,511	5.87%	20.2%
Less: allowance for loan losses	31,139	31,464	30,138	29,814	28,932	(4.10)%	7.63%
Net loans	4,378,503	4,313,880	4,259,378	3,756,977	3,638,579	5.94%	20.3%
Premises and equipment, net	90,131	91,815	92,407	87,013	86,882	(7.28)%	3.74%
Other real estate owned, net	18,939	16,076	15,521	12,828	12,643	70.7%	49.8%
Operating lease right-of-use assets	32,539	34,812	35,872	32,694	—	(25.9)%	100.0%
Interest receivable	17,083	17,729	17,952	16,611	14,503	(14.5)%	17.8%
Mortgage servicing rights, at fair value	75,521	66,156	66,380	64,031	88,829	56.2%	(15.0)%
Goodwill(a)	169,051	168,486	168,486	137,190	137,190	1.33%	23.2%
Core deposit and other intangibles, net	17,589	18,748	19,945	10,439	11,628	(24.5)%	51.3%
Other assets	122,714	124,946	110,993	89,638	70,102	(7.09)%	75.1%
Total assets	$6,124,921	$6,088,895	$5,940,402	$5,335,156	$5,136,764	2.35%	19.2%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$1,208,175	$1,214,373	$1,111,921	$964,745	$949,135	(2.02)%	27.3%
Interest-bearing checking	1,014,875	1,029,430	984,847	937,323	863,706	(5.61)%	17.5%
Money market and savings	1,520,035	1,481,697	1,468,867	1,257,863	1,239,131	10.3%	22.7%
Customer time deposits	1,171,502	1,170,827	1,247,327	1,082,418	1,016,638	0.23%	15.2%
Brokered and internet time deposits	20,351	25,436	29,864	60,842	103,107	(79.3)%	(80.3)%
Total deposits	4,934,938	4,921,763	4,842,826	4,303,191	4,171,717	1.06%	18.3%
Borrowings	304,675	307,129	257,299	229,178	227,776	(3.17)%	33.8%
Operating lease liabilities	35,525	37,760	38,722	35,093	—	(23.5)%	100.0%
Accrued expenses and other liabilities	87,454	77,408	82,796	73,117	65,414	51.5%	33.7%
Total liabilities	5,362,592	5,344,060	5,221,643	4,640,579	4,464,907	1.38%	20.1%
Shareholders' equity:
Common stock, $1 par value	31,034	30,928	30,866	30,853	30,725	1.36%	1.01%
Additional paid-in capital	425,633	426,816	425,644	423,647	424,146	(1.10)%	0.35%
Retained earnings	293,524	274,491	253,080	236,947	221,213	27.5%	32.7%
Accumulated other comprehensive income (loss), net	12,138	12,600	9,169	3,130	(4,227)	(14.5)%	(387.2)%
Total shareholders' equity	762,329	744,835	718,759	694,577	671,857	9.32%	13.5%
Total liabilities and shareholders' equity	$6,124,921	$6,088,895	$5,940,402	$5,335,156	$5,136,764	2.35%	19.2%
(a) Increase of $565 attributable to finalization of purchase accounting on the Atlantic Capital branch acquisition during the fourth quarter of 2019.

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	December 31, 2019			September 30, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,384,180	$64,053	5.80%	$4,306,725	$65,241	6.01%
Loans held for sale	257,833	2,095	3.22%	262,896	2,448	3.69%
Securities:
Taxable	505,299	2,969	2.33%	508,924	3,137	2.45%
Tax-exempt(a)	181,922	1,794	3.91%	153,633	1,588	4.10%
Total securities(a)	687,221	4,763	2.75%	662,557	4,725	2.83%
Federal funds sold	69,749	301	1.71%	24,388	166	2.70%
Interest-bearing deposits with other financial institutions	185,319	790	1.69%	176,708	950	2.13%
FHLB stock	15,976	161	4.00%	15,976	176	4.37%
Total interest-earning assets(a)	5,600,278	72,163	5.11%	5,449,250	73,706	5.37%
Noninterest-earning assets:
Cash and due from banks	49,318			51,433
Allowance for loan losses	(31,631)			(30,484)
Other assets	539,966			518,373
Total noninterest-earning assets	557,653			539,322
Total assets	$6,157,931			$5,988,572
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$981,572	$2,068	0.84%	$971,686	$2,338	0.95%
Money market	1,320,268	4,309	1.29%	1,260,555	4,607	1.45%
Savings deposits	210,550	79	0.15%	207,221	78	0.15%
Customer time deposits	1,175,467	6,133	2.07%	1,184,737	6,362	2.13%
Brokered and internet time deposits	23,219	114	1.95%	28,273	137	1.92%
Time deposits	1,198,686	6,247	2.07%	1,213,010	6,499	2.13%
Total interest-bearing deposits	3,711,076	12,703	1.36%	3,652,472	13,522	1.47%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,610	59	0.85%	30,585	80	1.04%
Federal Home Loan Bank advances	250,000	788	1.25%	248,315	918	1.47%
Subordinated debt	30,930	401	5.14%	30,930	417	5.35%
Total other interest-bearing liabilities	308,540	1,248	1.60%	309,830	1,415	1.81%
Total interest-bearing liabilities	4,019,616	13,951	1.38%	3,962,302	14,937	1.50%
Noninterest-bearing liabilities:
Demand deposits	1,253,311			1,180,685
Other liabilities	123,055			113,884
Total noninterest-bearing liabilities	1,376,366			1,294,569
Total liabilities	5,395,982			5,256,871
Shareholders' equity	761,949			731,701
Total liabilities and shareholders' equity	$6,157,931			$5,988,572
Net interest income(a)		$58,212			$58,769
Interest rate spread(a)			3.74%			3.87%
Net interest margin(a)			4.12%			4.28%
Cost of total deposits			1.02%			1.11%
Average interest-earning assets to average interest-bearing liabilities			139.3%			137.5%
Tax-equivalent adjustment		$520			$464
Loans HFI yield components:
Contractual interest rate(a)		$58,219	5.27%		$59,645	5.50%
Origination and other loan fee income		2,863	0.26%		3,293	0.30%
Accretion on purchased loans		2,526	0.23%		2,102	0.19%
Nonaccrual interest		439	0.04%		201	0.02%
Syndication fee income		6	—%		—	—%
Total loans HFI yield		$64,053	5.80%		$65,241	6.01%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2019			March 31, 2019			December 31, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	4,177,701	63,262	6.07%	$3,720,739	$58,137	6.34%	$3,559,587	$54,858	6.11%
Loans held for sale	281,252	3,070	4.38%	216,227	2,353	4.41%	260,763	3,058	4.65%
Securities:
Taxable	532,500	3,548	2.67%	518,504	3,569	2.79%	487,843	3,260	2.65%
Tax-exempt(a)	146,282	1,569	4.30%	138,847	1,547	4.52%	130,465	1,501	4.56%
Total securities(a)	678,782	5,117	3.02%	657,351	5,116	3.16%	618,308	4,761	3.05%
Federal funds sold	12,219	88	2.89%	18,392	123	2.71%	27,835	160	2.28%
Interest-bearing deposits with other financial institutions	81,540	465	2.29%	75,291	446	2.40%	86,421	464	2.13%
FHLB stock	15,165	182	4.81%	13,432	203	6.13%	13,432	199	5.88%
Total interest-earning assets(a)	5,246,659	72,184	5.52%	4,701,432	66,378	5.73%	4,566,346	63,500	5.52%
Noninterest-earning assets:
Cash and due from banks	54,659			50,218			53,067
Allowance for loan losses	(30,092)			(29,537)			(27,369)
Other assets	500,145			452,805			413,114
Total noninterest-earning assets	524,712			473,486			438,812
Total assets	5,771,371			$5,174,918			$5,005,158
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	968,081	2,295	0.95%	$878,167	$2,054	0.95%	$828,507	$1,870	0.90%
Money market	1,221,450	4,508	1.48%	1,073,170	3,956	1.49%	1,058,172	3,568	1.34%
Savings deposits	203,602	76	0.15%	176,305	68	0.16%	174,199	67	0.15%
Customer time deposits	1,185,451	6,299	2.13%	1,053,958	5,309	2.04%	983,204	4,649	1.88%
Brokered and internet time deposits	56,242	310	2.21%	93,434	468	2.03%	107,129	549	2.03%
Time deposits	1,241,693	6,609	2.13%	1,147,392	5,777	2.04%	1,090,333	5,198	1.89%
Total interest-bearing deposits	3,634,826	13,488	1.49%	3,275,034	11,855	1.47%	3,151,211	10,703	1.35%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	31,905	117	1.47%	15,319	35	0.93%	18,378	29	0.63%
Federal Home Loan Bank advances	131,726	664	2.02%	117,875	634	2.18%	106,468	554	2.06%
Subordinated debt	30,930	427	5.54%	30,930	393	5.15%	30,930	415	5.32%
Total other interest-bearing liabilities	194,561	1,208	2.49%	164,124	1,062	2.62%	155,776	998	2.54%
Total interest-bearing liabilities	3,829,387	14,696	1.54%	3,439,158	12,917	1.52%	3,306,987	11,701	1.40%
Noninterest-bearing liabilities:
Demand deposits	1,128,311			955,156			987,127
Other liabilities	105,116			96,059			51,994
Total noninterest-bearing liabilities	1,233,427			1,051,215			1,039,121
Total liabilities	5,062,814			4,490,373			4,346,108
Shareholders' equity	708,557			684,545			659,050
Total liabilities and shareholders' equity	5,771,371			$5,174,918			$5,005,158
Net interest income(a)		57,488			$53,461			$51,799
Interest rate spread(a)			3.98%			4.21%			4.11%
Net interest margin(a)			4.39%			4.61%			4.50%
Cost of total deposits			1.14%			1.14%			1.03%
Average interest-earning assets to average interest-bearing liabilities			137.0%			136.7%			138.1%
Tax-equivalent adjustment		465			$445			$432
Loans HFI yield components:
Contractual interest rate(a)		58,028	5.57%		$52,177	5.69%		$49,873	5.56%
Origination and other loan fee income		2,981	0.29%		3,840	0.42%		2,998	0.33%
Accretion on purchased loans		2,097	0.20%		1,831	0.20%		1,863	0.21%
Nonaccrual interest		156	0.01%		89	0.01%		96	0.01%
Syndication fee income		—	—%		200	0.02%		28	—%
Total loans HFI yield		63,262	6.07%		$58,137	6.34%		$54,858	6.11%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060%.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid
For the Years Ended
(Unaudited)
(In Thousands, Except %)

	December 31, 2019			December 31, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,149,590	$250,693	6.04%	$3,376,203	$205,543	6.09%
Loans held for sale	254,689	9,966	3.91%	352,370	15,632	4.44%
Securities:
Taxable	516,250	13,223	2.56%	478,034	12,397	2.59%
Tax-exempt(a)	155,306	6,498	4.18%	119,295	5,473	4.59%
Total securities(a)	671,556	19,721	2.94%	597,329	17,870	2.99%
Federal funds sold	31,309	678	2.17%	21,466	412	1.92%
Interest-bearing deposits with other financial institutions	130,145	2,651	2.04%	49,549	998	2.01%
FHLB stock	15,146	722	4.77%	12,742	716	5.62%
Total interest-earning assets(a)	5,252,435	284,431	5.42%	4,409,659	241,171	5.47%
Noninterest-earning assets:
Cash and due from banks	51,194			49,410
Allowance for loan losses	(30,442)			(25,747)
Other assets	504,485			411,543
Total noninterest-earning assets	525,237			435,206
Total assets	$5,777,672			$4,844,865
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$950,219	$8,755	0.92%	$894,252	$6,488	0.73%
Money market	1,219,652	17,380	1.42%	1,027,047	10,895	1.06%
Savings deposits	199,535	301	0.15%	178,303	272	0.15%
Customer time deposits	1,155,058	24,103	2.09%	744,834	10,409	1.40%
Brokered and internet time deposits	45,313	1,029	2.27%	82,113	1,472	1.79%
Time deposits	1,200,371	25,132	2.09%	826,947	11,881	1.44%
Total interest-bearing deposits	3,569,777	51,568	1.44%	2,926,549	29,536	1.01%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	26,400	291	1.10%	19,528	150	0.77%
Federal Home Loan Bank advances	187,509	3,004	1.60%	216,011	4,166	1.93%
Subordinated debt	30,930	1,638	5.30%	30,930	1,651	5.34%
Total other interest-bearing liabilities	244,839	4,933	2.01%	266,469	5,967	2.24%
Total interest-bearing liabilities	3,814,616	56,501	1.48%	3,193,018	35,503	1.11%
Noninterest-bearing liabilities:
Demand deposits	1,130,113			967,663
Other liabilities	109,449			54,262
Total noninterest-bearing liabilities	1,239,562			1,021,925
Total liabilities	5,054,178			4,214,943
Shareholders' equity	723,494			629,922
Total liabilities and shareholders' equity	$5,777,672			$4,844,865
Net interest income(a)		$227,930			$205,668
Interest rate spread(a)			3.94%			4.36%
Net interest margin(a)			4.34%			4.66%
Cost of total deposits			1.10%			0.76%
Average interest-earning assets to average interest- bearing liabilities			137.7%			138.1%
Tax equivalent adjustment		$1,894			$1,600
Loans HFI yield components:
Contractual interest rate(a)		$228,069	5.50%		$183,116	5.42%
Origination and other loan fee income		12,977	0.31%		13,093	0.39%
Accretion on purchased loans		8,556	0.21%		7,608	0.23%
Nonaccrual interest		885	0.02%		1,375	0.04%
Syndication fee income		206	—%		351	0.01%
Total loans HFI yield		$250,693	6.04%		$205,543	6.09%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% .

FB Financial Corporation	10

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2019				2018
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Loans by market
Metropolitan	$3,061,183	$3,011,118	$2,970,794	$2,516,582	$2,413,674
Community	817,380	802,923	803,306	784,671	788,619
Specialty lending and other	531,079	531,303	515,416	485,538	465,218
Total	$4,409,642	$4,345,344	$4,289,516	$3,786,791	$3,667,511
Deposits by market
Metropolitan	$2,963,524	$2,869,049	$2,794,977	$2,350,421	$2,283,983
Community	1,642,949	1,620,153	1,612,885	1,482,877	1,451,494
Mortgage and other(a)	328,465	432,561	434,964	469,893	436,240
Total	$4,934,938	$4,921,763	$4,842,826	$4,303,191	$4,171,717
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019				2018
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment
Net interest income	$57,776	$58,350	$56,979	$52,993	$51,344
Provision for loan losses	2,950	1,831	881	1,391	2,200
Mortgage banking income retail footprint	9,899	10,693	5,451	4,386	5,041
Other noninterest income	9,058	8,952	8,453	8,018	8,252
Other noninterest mortgage banking expenses	8,126	8,087	4,172	2,831	4,542
Merger expense	686	295	3,783	621	401
Other noninterest expense	38,918	38,755	37,500	33,109	32,531
Pre-tax income after allocations	$26,053	$29,027	$24,547	$27,445	$24,963
Total assets	$5,795,888	$5,730,492	$5,552,893	$4,987,744	$4,752,111
Intracompany funding income included in net interest income	2,460	2,875	3,290	2,558	3,035
Core efficiency ratio*	61.1%	59.6%	58.5%	54.7%	57.0%
Mortgage segment
Net interest income	$(84)	$(45)	$44	$23	$23
Noninterest income	16,277	18,500	19,075	16,635	13,956
Mortgage restructuring expense	—	112	829	1,054	—
Noninterest expense	14,956	15,686	17,835	17,486	16,262
Direct (loss) contribution	$1,237	$2,657	$455	$(1,882)	$(2,283)
Total assets	$329,033	$358,403	$387,509	$347,412	$384,653
Intracompany funding expense included in net interest income	2,460	2,875	3,290	2,558	3,035
Core efficiency ratio*	92.4%	85.0%	93.3%	N/A	N/A
Interest rate lock commitments volume during the period
Consumer direct	$679,096	$973,142	$805,970	$521,603	$463,669
Third party origination (TPO)	—	—	156,844	170,529	168,139
Retail	402,490	503,861	407,007	291,800	242,059
Correspondent	—	159,263	450,529	380,854	437,482
Total	$1,081,586	$1,636,266	$1,820,350	$1,364,786	$1,311,349
Interest rate lock commitments pipeline (period end)
Consumer direct	$348,389	$519,698	$397,150	$235,505	$147,297
Third party origination (TPO)	—	—	—	73,218	53,080
Retail	104,809	159,826	135,655	110,480	70,389
Correspondent	—	—	75,925	73,304	47,940
Total	$453,198	$679,524	$608,730	$492,507	$318,706
Mortgage sales
Consumer direct	$718,624	$588,535	$428,886	$287,720	$421,897
Third party origination (TPO)	—	31,015	129,511	118,563	145,385
Retail	120,487	94,735	81,849	59,084	63,261
Retail footprint	266,328	256,060	205,698	146,312	168,554
Reverse	—	—	704	4,111	7,262
Correspondent	652	253,640	412,014	350,435	424,717
Total	$1,106,091	$1,223,985	$1,258,662	$966,225	$1,231,076
Gains and fees from origination and sale of mortgage loans held for sale	$31,807	$28,020	$20,976	$15,907	$21,483
Net change in fair value of loans held for sale, derivatives, and other	(4,328)	2,304	3,298	2,244	(4,623)
Mortgage servicing income	4,914	3,960	4,052	4,751	4,618
Change in fair value of mortgage servicing rights, net of hedging	(6,217)	(5,091)	(3,800)	(1,881)	(2,481)
Total mortgage banking income	$26,176	$29,193	$24,526	$21,021	$18,997
Mortgage sale margin(a)	2.88%	2.29%	1.67%	1.65%	1.75%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2019								2018
	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total
Loan portfolio
Commercial and industrial	$1,034,036	23%	$997,921	23%	$989,288	23%	$888,345	23%	$867,083	24%
Construction	551,101	13%	537,784	12%	525,954	12%	539,065	14%	556,051	15%
Residential real estate:
1-to-4 family mortgage	710,724	16%	710,077	17%	688,984	16%	552,239	15%	555,815	16%
Residential line of credit	221,530	5%	215,493	5%	218,006	5%	187,415	5%	190,480	5%
Multi-family mortgage	69,429	2%	80,352	2%	82,945	2%	71,532	2%	75,457	2%
Commercial real estate:
Owner occupied	630,270	14%	620,635	14%	602,723	14%	499,123	13%	493,524	13%
Non-owner occupied	920,744	21%	914,502	21%	922,150	22%	816,880	22%	700,248	19%
Consumer and other	271,808	6%	268,580	6%	259,466	6%	232,192	6%	228,853	6%
Total loans HFI	$4,409,642	100%	$4,345,344	100%	$4,289,516	100%	$3,786,791	100%	$3,667,511	100%
Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$31,464		$30,138		$29,814		$28,932		$27,608
Charge-offs	(3,594)		(717)		(770)		(871)		(806)
Recoveries	319		212		213		362		279
Provision for loan losses	2,950		1,831		881		1,391		2,200
Adjustment for transfers to loans HFS	—		—		—		—		(349)
Allowance for loan losses at the end of the period	$31,139		$31,464		$30,138		$29,814		$28,932
Allowance for loan losses as a percentage of total loans HFI	0.71%		0.72%		0.70%		0.79%		0.79%
Charge-offs
Commercial and Industrial	$(2,669)		$(3)		$(79)		$(179)		$(340)
Construction	—		—		—		—		—
Residential real estate:
1-to-4 family mortgage	(138)		—		(1)		(81)		(69)
Residential line of credit	(4)		(170)		(103)		(32)		(3)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		—		—		—		(36)
Non-owner occupied	—		(12)		—		—		—
Consumer and other	(783)		(532)		(587)		(579)		(358)
Total charge-offs	(3,594)		(717)		(770)		(871)		(806)
Recoveries
Commercial and Industrial	70		16		38		12		16
Construction	3		1		6		1		37
Residential real estate:
1-to-4 family mortgage	17		25		24		13		14
Residential line of credit	17		75		21		25		76
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	13		3		5		87		2
Non-owner occupied	—		—		—		—		—
Consumer and other	199		92		119		224		134
Total recoveries	319		212		213		362		279
Net charge-offs	$(3,275)		$(505)		$(557)		$(509)		$(527)
Net charge-offs as a percentage of average total loans	0.30%		0.05%		0.05%		0.06%		0.06%
Loans classified as substandard	$80,346		$78,881		$68,828		$60,746		$66,487
Purchased credit impaired loans	57,152		63,069		67,450		62,564		68,999

FB Financial Corporation	13

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019				2018
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Nonperforming assets(a)(b)
Past due 90 days or more and accruing interest	$5,543	$2,452	$2,100	$1,885	$3,041
Nonaccrual	21,062	17,911	16,135	13,721	13,685
Total nonperforming loans held for investment	26,605	20,363	18,235	15,606	16,726
Loans held for sale	—	—	—	196	397
Other real estate owned:
Foreclosed	9,983	8,771	7,830	7,447	7,262
Excess land and facilities	8,956	7,305	7,691	5,381	5,381
Other assets	1,580	1,519	1,499	1,779	1,637
Total nonperforming assets	$47,124	$37,958	$35,255	$30,409	$31,403
Total nonperforming loans as a percentage of loans held for investment	0.60%	0.47%	0.43%	0.41%	0.46%
Total nonperforming assets as a percentage of total assets	0.77%	0.62%	0.59%	0.57%	0.61%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.09%	0.04%	0.04%	0.04%	0.06%
Loans restructured as troubled debt restructurings	$12,206	$11,460	$8,714	$8,953	$6,794
Troubled debt restructurings as a percentage of loans held for investment	0.28%	0.26%	0.20%	0.24%	0.19%
(a) Nonperforming assets excludes purchase credit impaired loans.
(b) Nonperforming assets includes guaranteed repurchased loans previously sold of $2.7 million, $2.6 million, $1.5 million, $3.4 million, and $1.3 million for the quarters ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2019	December 31, 2018

Total Equity	$762,329	$671,857
Less:
Goodwill	169,051	137,190
Other intangibles	17,589	11,628
Tangible Common Equity	$575,689	$523,039

Total Assets	$6,124,921	$5,136,764
Less:
Goodwill	169,051	137,190
Other intangibles	17,589	11,628
Tangible Assets	$5,938,281	$4,987,946

Preliminary Total Risk-Weighted Assets	$5,172,450	$4,480,921

Total Common Equity to Total Assets	12.4%	13.1%
Tangible Common Equity to Tangible Assets*	9.69%	10.5%

	December 31, 2019	December 31, 2018
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$572,410	$524,013
Tier 1 Capital	602,410	554,013
Total Capital	633,549	582,945

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.1%	11.7%
Tier 1 Risk-Based	11.6%	12.4%
Total Risk-Based	12.2%	13.0%
Tier 1 Leverage	10.1%	11.4%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of Non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	15

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2019								2018
Securities (at fair value)	Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
Available-for-sale debt securities
U.S. government agency securities	$—	—%	$999	—%	$996	—%	$993	—%	$989	—%
Mortgage-backed securities - residential	490,676	71%	485,300	72%	517,505	77%	511,716	77%	508,580	78%
Municipals, tax exempt	189,235	27%	173,785	26%	149,305	22%	147,640	22%	138,887	21%
Treasury securities	7,448	1%	7,432	1%	7,409	1%	7,305	1%	7,242	1%
Corporate securities	1,022	—%	1,015	—%	—	—%	—	—%	—	—%
Total available-for-sale debt securities	688,381	99%	668,531	99%	675,215	100%	667,654	100%	655,698	100%
Equity securities	3,295	1%	3,250	1%	3,242	—%	3,181	—%	3,107	—%
Total securities	$691,676	100%	$671,781	100%	$678,457	100%	$670,835	100%	$658,805	100%
Securities to total assets	11.3%		11.0%		11.4%		12.6%		12.8%

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019				2018
Net income, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Pre-tax net income	$27,290	$31,684	$25,002	25,563	$22,680
Plus merger and mortgage restructuring expenses	686	407	4,612	1,675	401
Pre-tax net income, adjusted	27,976	32,091	29,614	27,238	23,081
Income tax expense, adjusted	5,897	7,824	7,516	6,412	5,745
Net income, adjusted	$22,079	24,267	$22,098	20,826	$17,336
Weighted average common shares outstanding- fully diluted	31,470,565	31,425,573	31,378,018	31,349,198	31,344,949
Diluted earnings per share, adjusted
Diluted earnings per common share	$0.68	$0.76	$0.59	0.62	$0.54
Plus merger and mortgage restructuring expenses	0.02	0.01	0.15	0.05	0.01
Less tax effect	—	—	0.04	0.01	—
Diluted earnings per share, adjusted	$0.70	0.77	$0.70	$0.66	$0.55

Pro forma net income, adjusted*	2019	2018	2017	2016	2015
Pre-tax net income	$109,539	$105,854	$73,485	$62,324	$50,824
Plus merger, conversion, offering, and mortgage restructuring expenses	7,380	2,265	19,034	3,268	3,543
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	(3,539)	4,638
Pre tax net income, adjusted	116,919	108,119	92,519	69,131	49,729
Pro forma income tax expense, adjusted	27,648	26,034	34,749	25,404	18,425
Pro forma net income, adjusted	$89,271	$82,085	$57,770	$43,727	$31,304
Weighted average common shares outstanding- fully diluted	31,402,897	31,314,981	28,207,602	19,312,174	17,180,000

Pro forma diluted earnings per share, adjusted*
Diluted earning per share	$2.65	$2.55	$1.86	$2.10	$2.79
Plus merger, conversion, offering, and mortgage restructuring expenses	0.24	0.07	0.67	0.17	0.21
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	(0.18)	0.27
Less tax effect and benefit of enacted tax laws	0.06	0.01	0.48	0.19	0.91
Pro forma diluted earnings per share, adjusted	$2.83	$2.61	$2.05	$2.26	1.82
 *Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes. In conjunction with the IPO, the Company converted to a C corporation. These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively.

FB Financial Corporation	17

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019				2018
Core efficiency ratio (tax-equivalent basis)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total noninterest expense	$62,686	$62,935	$64,119	$55,101	$53,736
Less merger and mortgage restructuring expenses	686	407	4,612	1,675	401
Core noninterest expense	$62,000	$62,528	$59,507	$53,426	$53,335
Net interest income (tax-equivalent basis)	$58,212	$58,769	$57,488	$53,461	$51,799
Total noninterest income	35,234	38,145	32,979	29,039	27,249
Less gain (loss) on sales or write-downs of other real estate owned and other assets	277	(82)	94	152	33
Less (loss) gain from securities, net	(18)	(20)	52	43	—
Core noninterest income	34,975	38,247	32,833	28,844	27,216
Core revenue	$93,187	$97,016	$90,321	$82,305	$79,015
Efficiency ratio (GAAP)(a)	67.5%	65.3%	71.2%	67.2%	68.4%
Core efficiency ratio (tax-equivalent basis)	66.5%	64.5%	65.9%	64.9%	67.5%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2019				2018
Banking segment core efficiency ratio (tax equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Core consolidated noninterest expense	$62,000	$62,528	$59,507	$53,426	$53,335
Less Mortgage segment core noninterest expense	14,956	15,686	17,835	17,486	16,262
Core Banking segment noninterest expense	$47,044	$46,842	$41,672	$35,940	$37,073
Core revenue	$93,187	$97,016	$90,321	$82,305	$79,015
Less Mortgage segment total revenue	16,193	18,455	19,119	16,658	13,979
Core Banking segment total revenue	$76,994	$78,561	$71,202	$65,647	$65,036
Banking segment core efficiency ratio (tax-equivalent basis)	61.1%	59.6%	58.5%	54.7%	57.0%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$14,956	$15,798	$18,664	$18,540	$16,262
Less mortgage restructuring expense	—	112	829	1,054	—
Core Mortgage segment noninterest expense	$14,956	$15,686	$17,835	$17,486	$16,262
Mortgage segment total revenue	$16,193	$18,455	$19,119	$16,658	$13,979
Mortgage segment core efficiency ratio (tax-equivalent basis)	92.4%	85.0%	93.3%	N/A	N/A

FB Financial Corporation	18

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019				2018
Mortgage contribution, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Mortgage segment pre-tax net contribution	$1,237	$2,657	$455	$(1,882)	$(2,283)
Retail footprint:
Mortgage banking income	9,899	10,693	5,451	4,386	5,041
Mortgage banking expenses	8,126	8,087	4,172	2,831	4,542
Retail footprint pre-tax net contribution	1,773	2,606	1,279	1,555	499
Total mortgage banking pre-tax net (loss) contribution	$3,010	$5,263	$1,734	$(327)	$(1,784)
Plus mortgage restructuring expense	—	112	829	1,054	—
Total mortgage banking pre-tax net contribution (loss), adjusted	$3,010	$5,375	$2,563	$727	$(1,784)
Pre-tax net income	$27,290	$31,684	$25,002	$25,563	$22,680
% total mortgage banking pre-tax net contribution	11.0%	16.6%	6.94%	NM	NM
Pre-tax net income, adjusted	$27,976	$32,091	$29,614	$27,238	$23,081
% total mortgage banking pre-tax net contribution, adjusted	10.8%	16.7%	8.65%	2.67%	NM

	2019				2018
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible Assets
Total assets	$6,124,921	$6,088,895	$5,940,402	$5,335,156	$5,136,764
Less goodwill	169,051	168,486	168,486	137,190	137,190
Less intangibles, net	17,589	18,748	19,945	10,439	11,628
Tangible assets	$5,938,281	$5,901,661	$5,751,971	$5,187,527	$4,987,946
Tangible Common Equity
Total shareholders' equity	$762,329	$744,835	$718,759	$694,577	$671,857
Less goodwill	169,051	168,486	168,486	137,190	137,190
Less intangibles, net	17,589	18,748	19,945	10,439	11,628
Tangible common equity	$575,689	$557,601	$530,328	$546,948	$523,039
Common shares outstanding	31,034,315	30,927,664	30,865,636	30,852,665	30,724,532
Book value per common share	$24.56	$24.08	$23.29	$22.51	$21.87
Tangible book value per common share	$18.55	$18.03	$17.18	$17.73	$17.02
Total shareholders' equity to total assets	12.4%	12.2%	12.1%	13.0%	13.1%
Tangible common equity to tangible assets	9.69%	9.45%	9.22%	10.5%	10.5%

	2019				2018
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total average shareholders' equity	$761,949	$731,701	$708,557	$684,545	$659,050
Less average goodwill	168,492	168,486	167,781	137,190	137,190
Less average intangibles, net	18,242	19,523	20,214	10,856	12,016
Average tangible common equity	$575,215	$543,692	$520,562	$536,499	$509,845
Net income	$21,572	$23,966	$18,688	$19,588	$17,040
Return on average tangible common equity	14.9%	17.5%	14.4%	14.8%	13.3%

FB Financial Corporation	19

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2019				2018
Return on average tangible common equity, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Average tangible common equity	$575,215	$543,692	$520,562	$536,499	$509,845
Net income, adjusted	22,079	24,267	22,098	20,826	17,336
Return on average tangible common equity, adjusted	15.2%	17.7%	17.0%	15.7%	13.5%

Pro forma return on average tangible common equity	2019	2018	2017	2016	2015
Total average shareholders' equity	$723,494	$629,922	$466,219	$276,587	$228,844
Less average goodwill	160,587	137,190	84,997	46,867	46,904
Less average intangibles, net	17,236	12,815	8,047	5,353	5,095
Average tangible common equity	$545,671	$479,917	$373,175	$224,367	$176,845
Pro forma net income	$83,814	$80,236	$52,398	$39,422	$32,995
Pro forma return on average tangible common equity	15.4%	16.7%	14.0%	17.6%	18.7%

Pro forma return on average tangible common equity, adjusted	2019	2018	2017	2016	2015
Average tangible common equity	$545,671	$479,917	$373,175	$224,367	$176,845
Pro forma net income, adjusted	89,271	82,085	57,770	43,727	31,304
Pro forma return on average tangible common equity, adjusted	16.4%	17.1%	15.5%	19.5%	17.7%

	2019				2018
Return on average assets and equity, adjusted	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income	$21,572	$23,966	$18,688	$19,588	$17,040
Average assets	6,157,931	5,988,572	5,771,371	5,174,918	5,005,158
Average equity	761,949	731,701	708,557	684,545	659,050
Return on average assets	1.39%	1.59%	1.30%	1.54%	1.35%
Return on average equity	11.2%	13.0%	10.6%	11.6%	10.3%
Net income, adjusted	$22,079	$24,267	$22,098	$20,826	$17,336
Return on average assets, adjusted	1.42%	1.61%	1.54%	1.63%	1.37%
Return on average equity, adjusted	11.5%	13.2%	12.5%	12.3%	10.4%

Pro forma return on average assets and equity, adjusted	2019	2018	2017	2016	2015
Pro forma net income	$83,814	$80,236	$52,398	$39,422	$32,995
Average assets	5,777,672	4,844,865	3,811,158	3,001,275	2,577,895
Average equity	723,494	629,922	466,219	276,587	228,844
Pro forma return on average assets	1.45%	1.66%	1.37%	1.31%	1.28%
Pro forma return on average equity	11.6%	12.7%	11.2%	14.3%	14.4%
Pro forma net income, adjusted	$89,271	$82,085	$57,770	$43,727	$31,304
Pro forma return on average assets, adjusted	1.55%	1.69%	1.52%	1.46%	1.21%
Pro forma return on average equity, adjusted	12.3%	13.0%	12.4%	15.8%	13.7%

FB Financial Corporation	20